SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        --------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 1997
                                                          --------------

                              VALUE PROPERTY TRUST
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    1-6613               23-1862664
----------------------------      ------------       -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
of incorporation)                 File Number)       Identification No.)



120 Albany Street, 8th Floor
New Brunswick, New Jersey                            08901-2163
-----------------------------------------------      ----------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (908) 296-3080
                                                     --------------

                      VALUE PROPERTY TRUST AND SUBSIDIARIES

                                      INDEX




                                                                       Page No.
                                                                       --------

Item 2.    Acquisition or Disposition of Assets...................            2

Item 7.    Financial Statements and Exhibits .....................            2

           Signatures      .......................................            3

           Appendix A ............................................    F-1 - F-7

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K




ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS


           Value Property Trust (the "Trust") received net cash proceeds of $28.2 million from the sale of four real estate properties to unaffiliated third parties, which occurred between February 21, 1997 and March 17, 1997. The carrying value of these real estate properties was approximately $22.4 million. Three of the properties, located in Maine, Oregon and Washington, are outside of the geographic regions in which the Trust is focusing its ongoing operating activities. The fourth property, located in Pennsylvania, was divested based on a number of factors including the price offered, the Trust's evalutation of the property's potential for future appreciation and the current return to the Trust. The Trust continues to operate 26 properties in eight states.

           Two of the sold properties were encumbered under the terms of the indenture relating to the Floating Rate Notes (the "New Indenture"). The Trust used $4.3 million and $6.8 million of the net proceeds from the sale of the encumbered properties to prepay a portion of the Floating Rate Notes on March 3, 1997 and April 1, 1997, respectively, as required under the terms of the New Indenture.



ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS


                     (b) Pro Forma Financial Information

           The Pro Forma Balance Sheet as of December 31, 1996 and the Pro Forma Statement of Operations for the Three Months Ended December 31, 1996 and the Year Ended September 30, 1996, which are attached as Appendix A, hereto, have been prepared to reflect the sale of four real estate properties and the repayment of related debt. The pro-forma financial information is based on and should be read in conjunction with the historical financial statemtents and the notes thereto filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended December 31, 1996 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1996. The Pro Forma Balance Sheet was prepared as if the property sales and loan repayment had occurred on December 31, 1996. The Pro Forma Statements of Operations were prepared as if the property sales and loan repayment had occurred on October 1, 1995. The pro forma financial information is unaudited and not necessarily indicative of the results that would have actually occurred had the property sales and loan repayment been consummated at the beginning of fiscal 1997 or 1996 nor does it purport to represent the financial position and results of operations for future periods.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


                                   SIGNATURES







         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                Value Property Trust




                                /s/Robert T. English
                                --------------------
                                Robert T. English
                                Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)







DATE:   April 1, 1997

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K



                                  APPENDIX A TO
                           CURRENT REPORT ON FORM 8-K
                                  ITEMS 2 AND 7


Unaudited Financial Statements as of December 31, 1996 and September 30, 1996.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K


FORM 8-K -- Item 2 and 7 (b)

INDEX OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS


                                                                        Page No.
                                                                        --------

Pro Forma Balance Sheet as of December 31, 1996......................  F-2 - F-3

Pro Forma Statement of Operations for the Three
      Months Ended December 31, 1996 ................................     F-4

Pro Forma Statement of Operations for the Year
      Ended September 30, 1996 ......................................     F-5

Notes and Management's Assumptions to Unaudited
      Pro Forma Financial Statements.................................  F-6 - F-7

VALUE PROPERTY TRUST AND SUBSIDIARIES                                                                             FORM 8-K

--------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------------------------------------------------

                                                                Historical                                     Pro Forma
                                                               December 31,          Pro Forma                  Amount
                                                                   1996             Adjustments              (As Adjusted)
                                                              ------------          ------------             ------------

                                         ASSETS
Assets Held for Sale:
   Investment in partnerships..............................   $     10,417          $     (4,706)  A         $      5,711
   Real estate owned.......................................         36,181               (14,222)  A               21,959
                                                              ------------          ------------             ------------
         Total Assets Held for Sale........................         46,598               (18,928)                  27,670
                                                              ------------          ------------             ------------

Assets Held for Investment:
   Mortgage loans..........................................            651                                            651
   Investment in partnerships..............................         13,510                (3,438)  A               10,072
   Real estate owned.......................................         63,325                                         63,325
                                                              ------------          ------------             ------------
         Total Assets Held for Investment..................         77,486                (3,438)                  74,048
                                                              ------------          ------------             ------------

         Total Invested Assets.............................        124,084               (22,366)                 101,718

Cash and cash equivalents..................................         34,978                17,007   A               51,985
Restricted cash............................................          3,440                                          3,440
Interest receivable and other assets.......................          5,356                  (338)  A                5,018
                                                              ------------          ------------             ------------
         Total Assets......................................   $    167,858          $     (5,697)            $    162,161
                                                              ============          ============             ============

                                       LIABILITIES

Senior secured notes (due 1999)............................   $     54,832          $    (11,162)  A         $     43,670
Accounts payable and accrued expenses......................          1,697                                          1,697
Interest payable...........................................            308                                            308
                                                              ------------          ------------             ------------
         Total Liabilities.................................         56,837               (11,162)                  45,675
                                                              ------------          ------------             ------------

VALUE PROPERTY TRUST AND SUBSIDIARIES                                                                             FORM 8-K


--------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)(continued)
(In Thousands)
--------------------------------------------------------------------------------------------------------------------------

                                                                Historical                                     Pro Forma
                                                               December 31,          Pro Forma                  Amount
                                                                   1996             Adjustments              (As Adjusted)
                                                              ------------          ------------             ------------
                              SHAREHOLDERS' EQUITY

Preferred shares, $1 par value:
   3,500,000 shares authorized, none issued................             --                    --                       --
Common shares, $1 par value:
   20,000,000 shares authorized,
     11,226,310 shares
     issued and outstanding................................         11,226                                         11,226
Additional paid-in capital.................................         88,848                                         88,848
Accumulated earnings.......................................         10,947                 5,465   A               16,412
                                                              ------------          ------------             ------------
         Total Shareholders' Equity........................        111,021                 5,465                  116,486
                                                              ------------          ------------             ------------

         Total Liabilities and
           Shareholders' Equity............................   $    167,858          $     (5,697)            $    162,161
                                                              ============          ============             ============



                             See accompanying notes to the consolidated financial statements.



VALUE PROPERTY TRUST AND SUBSIDIARIES                                                                             FORM 8-K


--------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
(In Thousands Except Per Share Data)
--------------------------------------------------------------------------------------------------------------------------

                                                               Three Months
                                                                   Ended                                       Pro Forma
                                                               December 31,             Pro Forma               Amount
                                                                   1996                Adjustments           (As Adjusted)
                                                              -------------         -------------           -------------
Revenue:
   Rental properties:
       Rental income.......................................   $       5,924         $      (1,089) B        $       4,835
       Operating expense reimbursements....................             845                   (49) B                  796
   Interest and fee income on mortgage loans...............              21                                            21
   Interest on short-term investments......................             519                   214  C                  733
   Other...................................................              --                                            --
                                                              -------------         -------------           -------------
       Total Revenue.......................................           7,309                  (924)                  6,385
                                                              -------------         -------------           -------------

Expenses:
   Interest................................................           1,381                  (229) D                1,152
   Rental properties:
       Operating...........................................           2,484                  (348) B                2,136
       Depreciation and amortization.......................             529                    (3) B                  526
   Other operating expenses................................             736                                           736
                                                              -------------         -------------           -------------
       Total Expenses......................................           5,130                  (580)                  4,550
                                                              -------------         -------------           -------------

Income before gain on sale of real estate..................           2,179                  (344)                  1,835
Gain on sale of real estate................................           1,795                                         1,795
                                                              -------------         -------------           -------------
Net income.................................................   $       3,974         $        (344)          $       3,630
                                                              =============         =============           =============

Per share:
Income before gain on sale of real estate..................   $         .19         $        (.03)          $         .16
Gain on sale of real estate................................             .16                                           .16
                                                              -------------         -------------           -------------
Net income ................................................   $         .35         $        (.03)          $         .32
                                                              =============         =============           =============

Weighted average number of common
   shares outstanding......................................          11,226                11,226                  11,226
                                                              =============         =============           =============


                             See accompanying notes to the consolidated financial statements.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                                                             FORM 8-K


--------------------------------------------------------------------------------------------------------------------------
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In Thousands Except Per Share Data)
--------------------------------------------------------------------------------------------------------------------------

                                                                   For the
                                                                 Year Ended                                    Pro Forma
                                                               September 30,           Pro Forma                Amount
                                                                   1996              Adjustments            (As Adjusted)
                                                              -------------         -------------           -------------
                                                                                     (Unaudited)             (Unaudited)

Revenue:
   Rental properties:
       Rental income.......................................   $      26,925         $      (4,312) E        $      22,613
       Operating expense reimbursements....................           3,557                  (140) E                3,417
   Interest and fee income on mortgage loans...............           2,853                                         2,853
   Interest on short-term investments......................           1,713                   850  F                2,563
   Other...................................................              18                                            18
                                                              -------------         -------------           -------------
       Total Revenue.......................................          35,066                (3,602)                 31,464
                                                              -------------         -------------           -------------

Expenses:
   Interest................................................          10,489                  (386) G               10,103
   Rental properties:
       Operating...........................................          12,084                (1,525) E               10,559
       Depreciation and amortization.......................           2,347                   (67) E                2,280
   Other operating expenses................................           3,173                                         3,173
                                                              -------------         -------------           -------------
       Total Expenses......................................          28,093                (1,978)                 26,115
                                                              -------------         -------------           -------------

Net income.................................................   $       6,973         $      (1,624) H        $       5,349
                                                              =============         =============           =============

Net income per share.......................................   $         .62         $        (.14)          $         .48
                                                              =============         =============           =============

Weighted average number of common
   shares outstanding......................................          11,226                11,226                  11,226
                                                              =============         =============           =============






                             See accompanying notes to the consolidated financial statements.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

                    NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                    DECEMBER 31, 1996 AND SEPTEMBER 30, 1996

NOTE 1 - BASIS OF PRESENTATION

         The accompanying Pro Forma Balance Sheet as of December 31, 1996 is presented as if the real estate property sales occurred on December 31, 1996.

         The accompanying Pro Forma Statements of Operations are presented as if the real estate property sales occurred on October 1, 1995.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes hereto as of December 31, 1996 and September 30, 1996 filed as part of the Trust's quarterly report on Form 10-Q for the quarter ended December 31, 1996 and the Trust's annual report on Form 10-K for the fiscal year ended September 30, 1996, respectively. In management's opinion, all adjustments necessary to reflect the effects of these real estate property sales by the Trust have been made.

         The unaudited pro forma financial statements are not necessarily indicative of the actual financial position as of December 31, 1996 or what the actual results of operations would have been assuming the real estate property sales had been consummated on October 1, 1995, nor do they represent the financial position and results of operations for future periods.

NOTE 2 - ADJUSTMENTS TO THE PRO FORMA FINANCIAL STATEMENTS

A) Reflects the net cash proceeds of $28.2 million received from the sale of four real estate properties with a carring value of $22.4 million. Reflects the use of $11.2 million of the net proceeds from the sale of two encumbered properties to prepay a portion of the Floating Rate Notes, as required under the terms of the New Indenture.

B) Reflects the reversal of revenue and expense associated with the operations of the four sold properties for the three months ended December 31, 1996.

C) Reflects the adjustment of investment income to reflect the increase in the average cash position of approximately $17.0 million at an average investment rate of 5.0% for the three months ended December 31, 1996.

D) Reflects the reduction in interest expense related to the two sold encumbered properties.

E) Reflects the reversal of revenue and expense associated with the operations of the four sold properties for the year ended September 30, 1996.

VALUE PROPERTY TRUST AND SUBSIDIARIES                                   FORM 8-K

                    NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                    DECEMBER 31, 1996 AND SEPTEMBER 30, 1996

NOTE 2 - ADJUSTMENTS TO THE PRO FORMA FINANCIAL STATEMENTS (continued)

F) Reflects the adjustment of investment income to reflect the increase in the average cash position of approximately $17.0 million at an average investment rate of 5.0% for the year ended September 30, 1996.

G) Reflects the reduction in interest expense related to the two sold encumbered properties.

H) In  conjunction  with the adoption of Fresh Start  Reporting on September 30,
1995, all gains and losses for a period of one year after such adoption are applied against the carrying value of long lived assets held for investment. Therefore, as a result of the adoption of Fresh Start Reporting, the pro forma statement of operations does not report the gain on sale of $5.5 million in net income but rather applies the $5.5 million as a reduction of the carrying value of the remaining assets held for investment.